EXHIBIT 10.4


                       FORM OF WARRANT PURCHASE AGREEMENT,

                       DATED AS OF _______________, 1998,

                           BETWEEN THE REGISTRANT AND

                           SIGMA FINANCIAL CORPORATION






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     THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE,
     SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT MADE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNTIL _______________, 199__ [FIRST ANNIVERSARY OF THE EFFECTIVE DATE OF THE OFFERING], EXCEPT AS PROVIDED IN SECTION (D) HEREOF.



     Void after 5:30 P.M., New York Time, on _________, 200_

            FORM OF WARRANT TO PURCHASE SHARES OF BENEFICIAL INTEREST

This Is to Certify That, FOR VALUE RECEIVED, SIGMA FINANCIAL CORPORATION ("Sigma") or registered assigns (the "Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Baron Capital Trust, a Delaware business trust (the "Company"), at any time on or after ________________, 199__ [first anniversary of the execution date] and not later than 5:30 P.M., New York time on ____________, 200__ [fifth anniversary of the execution date], a number of Common Shares of beneficial interest in the Company, having no par value (such shares being of the same class as shares of beneficial interest to be offered for sale in the Company's initial public offering referred to below)("Shares"), in an amount equal to 8.5% of the number of Shares that may be sold in the Company's public offering of up to 2,500,000 Shares (the "Offering"), on a best efforts basis, by Sigma and participating broker-dealers to be selected by Sigma and the Company, at a purchase price per Share underlying this Warrant of $13.00; provided, however, this Warrant shall not become effective unless and until the terms and conditions of any escrow arrangements in connection with the Offering have been fully satisfied. The number of Shares to be received upon the exercise of this Warrant and the price to be paid for a Share may be adjusted from time to time as hereinafter set forth. The Shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "Warrant Shares" and the exercise price of a Share in effect at any time and as adjusted from time to time is hereinafter referred to as the "Exercise Price."

     (a) Exercise of Warrant. Subject to the provisions of Section (k) hereof, this Warrant may be exercised in whole or in part at any time or from time to time on or after _____________, 199__ [first anniversary of the execution date], but not later than 5:30 P.M., New York Time, on _______________, 200__ [fifth anniversary of the execution date], or if __________, 200_, is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Shares specified in such form, together with all federal and state taxes applicable upon such exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and


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deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office of the Company or the stock transfer agent, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Shares shall not then be actually delivered to the Holder.

     (b) Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of Shares as shall be required for issuance or delivery upon exercise of this Warrant.

     (c) Fractional Shares. No fractional Shares or scrip representing fractional Shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a Share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional Share, determined as follows:

     (1) If Shares are listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current value shall be the last reported sale price of such Shares on such exchange on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange; or

     (2) If Shares are not so listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported bid and asked prices reported by the National Association of Securities Dealers Quotation System ("NASDAQ") (or, if not so quoted on NASDAQ, by the National Quotation Bureau, Inc.) on the last business day prior to the date of the exercise of this Warrant; or

     (3) If Shares are not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of the Company, such determination to be final and binding on the Holder.


     (d) Exchange, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of Share purchasable hereunder. This Warrant may not be sold, transferred, assigned, pledged or hypothecated until _______________, 199__ [first anniversary of the effective date of the Offering], except that after the completion of the Offering it may be (i) assigned in whole or in part to or among the officers or partners of Sigma, any broker-dealer which sells Shares in the Offering, or any of such broker-dealer's officers or partners; (ii) transferred by operation of law as a result of the death of any assignee or transferee of this



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Warrant; and (iii) transferred to any successor to the business of Sigma or of any such broker-dealer. Any assignment of the Warrant in whole or in part shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants, if any, which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.


     (e) Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     (f) Anti-Dilution Provisions.

          (1) Adjustment of Exercise Price. If the Company at any time issues Shares or any shares or other securities convertible into or exchangeable for Shares ("Convertible Securities") by way of dividend or other distribution on any securities of the Company (including without limitation Shares and Convertible Securities) or subdivides or combines the outstanding Shares, the Exercise Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining Shareholders entitled to receive such dividend or other distribution), proportionately decreased in the case of such subdivision, and proportionately increased in the case of such combination (on the date that such subdivision or combination shall become effective.)

          (2) No Adjustment for Small Amounts. Anything in this Section (f) to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least one percent, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least one percent, such change in the Exercise Price shall thereupon be given effect.

          (3) Number of Shares Adjusted. Upon any adjustment of the Exercise

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     Price hereunder, the holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of Shares, calculated to the nearest full Share, obtained by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

          (4) Shares Defined. Whenever reference is made in this Section (f) to the issue or sale of Shares, the term "Shares" shall mean the shares of beneficial interest in the Company authorized as of the date hereof which are of the same class as shares issued in connection with the Offering and any other class of securities of the Company ranking on a parity with such Shares. However, subject to the provisions of Section (i) hereof, Shares issuable upon exercise of this Warant shall include only shares of the class designated as shares of beneficial interest in the Company as of the date hereof.

     (g) Officer=s Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (f) hereof, the Company shall promptly file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer=s certificate showing the adjusted Exercise Price and adjusted number of Shares issuable under this Warrant determined as herein provided and setting forth in reasonable detail the facts requiring such adjustments. Each such officer=s certificate shall be made available at all reasonable times for inspection by the Holder, and the Company shall, promptly after each such adjustment, deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment.

     (h) Notices to Warrant Holders. So long as this Warrant shall be outstanding and unexercised, (i) if the Company shall pay any dividend or make any distribution upon the Shares, (ii) if the Company shall offer to the holders of Shares for subscription or purchase by them any shares of securities of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least 10 days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Shares of record shall be entitled to exchange their Shares or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

     (i) Reclassification, Reorganization or Merger. In case of any reclassification, capital reorganization or other change of outstanding Shares (other than a change in par


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value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Shares by way of dividend or other distribution or of a subdivision or combination), in case of any consolidation or merger of the Company with or into a third party (other than a merger with a subsidiary of the Company in which merger the Company is the continuing entity and which does not result in any reclassification, capital reorganization or other change of outstanding Shares) or in case of any sale or conveyance to a third party of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of Shares and to successive consolidations, mergers, sales or conveyances.

     (j) Spin-Offs. In the event the Company spins-off a subsidiary by distributing to the shareholders of the Company as a dividend or otherwise the stock of the subsidiary, the Company shall reserve for the life of the Warrant shares of the subsidiary to be delivered to the Holders of the Warrants upon exercise to the same extent as if they were owners of record of the Warrant Shares on the record date for payment of the shares of the subsidiary.

     (k) Registration under the Securities Act of 1933.

          (1) Subject to the terms and conditions of this Agreement, in the event that, subsequent to the completion of the Offering and prior to the expiration of the entire unexercised portion of this Warrant, the Company files a registration statement (defined herein to include a Form 1-A Offering Statement under Regulation A under the Act (defined below) and the Offering Circular included therein) under the Securities Act of 1933, as amended (the "Act"), which relates to a current offering of securities of the Company (except in connection with an offering solely to employees), such registration statement and the prospectus included therein shall also, at the written request to the Company by the registered owners of any outstanding portion of this Warrant or Warrant Shares acquired upon exercise of any portion of this Warrant, include and relate to, and meet the requirements of the Act with respect to, the public offering of any outstanding portion of this Warrant, any outstanding Warrant Shares and Warrant Shares issuable upon exercise of the outstanding Warrants (collectively, "Registrable Shares") so as to permit the public sale thereof in compliance with the Act. The Company shall give written notice to the Holders of its intention to file a registration statement under the Act relating to a current offering of the aforesaid securities of the Company, 30 or more days prior to the filing of such registration statement, and the written request provided for in the first sentence of this subsection shall be made by the owners of Registrable Securities 15 or more days prior to the date specified in the notice as the date on which it is intended to file


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     such registration statement. Neither the delivery of such notice by the
     Company nor of such request by such owners shall in any way obligate the Company to file such registration statement and notwithstanding the filing of such registration statement, the Company may, at any time prior to the effective date thereof, determine not to offer the securities to which such registration statement relates, without liability to such owners, except that the Company shall pay such expenses as are contemplated to be paid by it under subsection (3) of this Section. The registration rights set forth in this Section (k) shall expire upon the sixth anniversary of the execution date of this Warrant and (ii) continue during such period regardless of the exercise or surrender of this Warrant.

          (2) In each instance in which pursuant to subsection (1) of this Section the Company shall take any action to permit a public offering or sale or other distribution of the Warrant or Warrant Shares, the Company shall:

               (A) Supply to Sigma as representative of the Holders intending to make a public distribution of their Warrant or Warrant Shares (the Holder by his receipt of this Warrant hereby acknowledging his appointment of Sigma as his representative for purposes of this Warrant), two executed copies of each registration statement and a reasonable number of copies of the preliminary, final and other prospectus or offering circular in conformity with requirements of the Act and the rules and regulations promulgated thereunder and such other documents as Sigma shall reasonably request;

               (B) Cooperate in taking such action as may be necessary to register or qualify the Registrable Securities under such other securities acts or blue sky laws of such states as Sigma shall reasonably request and to do any and all other acts and things which may be necessary or advisable to enable the holders of such Registrable Securities to consummate such proposed sale or other disposition of such Registrable Securities in any such state; provided, however, that in no event shall the Company be obligated, in connection therewith, to qualify to do business or to file a general consent to service of process in any state where it shall not then be qualified;

               (C) Keep effective for a period of not less than 90 days after the initial effectiveness thereof all such registrations under the Act and cooperate in taking such action as may be necessary to keep effective such other state registrations and qualifications, and do any and all other acts and things for such period, not to exceed 12 months, as may be necessary to permit the public sale or other disposition of such Registrable Securities by such Holders.

               (D) Indemnify and hold harmless each such Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for any such Holder, any Registrable Securities, from and against any and all losses, claims, damages, and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (i) any untrue statement of a material fact contained in any registration statement or any


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          amendment to any registration statement or in any prospectus or offering circular included therein furnished pursuant to clause (A) of this subsection or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (unless such untrue statement or omission was based upon information furnished or required to be furnished in writing to the Company by such Holder or underwriter expressly for use therein), which indemnification shall include each person, if any, who controls any such Holder or underwriter within the meaning of the Act; provided, however, that the Company shall not be so obligated to indemnify any such Holder or underwriter or controlling person unless such Holder, underwriter or controlling person, as the case may be, shall at the same time indemnify the Company, Baron Advisors, Inc. (the managing shareholder of the Company), members of the Board and officers of the Company and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (x) any untrue statement of a material fact contained in any registration statement or any amendment to any registration statement or prospectus or offering circular furnished pursuant to Clause (A) of this subsection, or (y) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but the indemnity of such holder, underwriter or controlling person shall be limited to liability based upon information furnished, or required to be furnished, in writing to the Company by such holder, underwriter or controlling person expressly for use therein. The indemnity agreement of the Company herein shall not inure to the benefit of any such underwriter (or to the benefit of any person who controls such underwriter) on account of any losses, claims, damages, liabilities (or actions or proceedings in respect thereof) arising from the sale of any of such Registrable Securities by such underwriter to any person if such underwriter failed to send or give a copy of the prospectus or offering circular furnished pursuant to Clause (A) of this subsection, as the same may then be supplemented or amended (if such supplement or amendment shall have been furnished to Sigma pursuant to said Clause (A)), to such person with or prior to the written confirmation of the sale involved.

          (3) The Company shall comply with the requirements of subsection (1) and (2) at its own expense, provided, however, it shall not be obligated to pay underwriting commissions, transfer taxes, fees and expenses of Holders= counsel or any underwriter=s expense allowance in respect of the Registrable Securities to be registered at the request of Holders.

          (4) The Company=s obligation under said subsection (1) shall be conditioned as to each such public offering, upon a timely receipt by the Company in writing of such information as the Company may reasonably require from such Holders, or any underwriter for any of them, for inclusion in such registration statement or post-effective amendment.


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          (5) Any notices or certificates by the Company to the Holder and by the Holder to the Company shall be deemed delivered hereunder if in writing and delivered personally or sent by certified mail, to the Holder, addressed to him in care of Sigma Financial Corporation, 4251 Park Road, Ann Arbor, Michigan 48103, Attention: Jerome S. Rydell or, if the Holder has designated, by notice in writing to the Company, any other address, to such other address, and, if to the Company, addressed to Baron Capital Trust, 7826 Cooper Road, Cincinnati, Ohio 45242. The Company may change its address by written notice to Sigma (and any such designees) and Sigma may change its address by written notice to the Company.

     (l) Transfers to Comply with the Securities Act of 1933.

          (1) This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in conformity with the Act, and then only against receipt of an agreement of such person to whom such offer or sale is made to comply with the provisions of this Section (1) with respect to any resale or other disposition of such securities.

          (2) The Company may cause the following legend to be set forth on each Warrant and certificate representing Warrant Shares or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public pursuant to Section (k) hereof, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

     The securities represented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement made under the Securities Act of 1933 (the "Act"), or pursuant to an exemption from registration under the Act.

     (m) Applicable Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to Delaware laws governing conflicts of law.

     (n) Notice of Non-liability. Under the Delaware Business Trust Act and Sections 3.3 and 3.4 of the Declaration of Trust for the Company made as of August 31, 1997, neither the Shareholders of the Company, Baron Advisors, Inc. (the Managing Shareholder of the Company), the Trustees of the Company, nor any other members of the Board of the Company shall be personally liable hereunder, and the Holder shall look solely to the Company property for the satisfaction of any claim hereunder against the Company.

                                               BARON CAPITAL TRUST

                                               By ______________________________
                                                  Gregory K. McGrath, President
Date:  ______________, 199_

Attest:



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